Exhibit 99.1

NEWS RELEASE

PARSLEY ENERGY COMPLETES ACQUISITION OF JAGGED PEAK ENERGY

Austin, Texas, January 10, 2020 – Parsley Energy, Inc. (NYSE: PE) (“Parsley,” or “Parsley Energy”) today announced that it has completed its acquisition of Jagged Peak Energy Inc. (NYSE: JAG) (“Jagged Peak”). The acquisition was previously approved by Parsley shareholders at a special meeting held on January 9, 2020, where more than 99.5% of the votes cast by Parsley stockholders were voted in favor of the proposal to issue Parsley common stock to the holders of Jagged Peak common stock as consideration for the acquisition.

Acquisition Details

At the effective time of the acquisition, each share of Jagged Peak common stock was converted into the right to receive 0.447 shares of Parsley Class A common stock. As a result of the transaction, Jagged Peak common stock will no longer be listed for trading on NYSE, and Jagged Peak will suspend its reporting obligations under the Securities Exchange Act of 1934.

In connection with the closing of the transaction, Parsley announced the appointment of S. Wil VanLoh, Jr. and Jim Kleckner to its Board of Directors. Mr. VanLoh is the Founder and Chief Executive Officer of Quantum Energy Partners and formerly served as a Jagged Peak director. Mr. Kleckner was formerly President and Chief Executive Officer of Jagged Peak and also served as a Jagged Peak director.

Management Commentary

“We first publicly announced our proposed combination with Jagged Peak less than ninety days ago,” said Matt Gallagher, Parsley’s President and CEO. “This collective expediency to closing allows our team to hit the ground running on these complementary, high margin assets and start capturing tangible synergies that will enhance value for our combined shareholder base. Execution will continue to speak louder than words, and our integration efforts will retain the sense of urgency and accountability that defined our successful 2019 action plan. Ultimately, we expect that the culmination of this hard work will be a more capital efficient enterprise with more free cash flow. Finally, I am excited to formally welcome Wil and Jim to our Board. I believe the Company and our shareholders will be well served by their sound financial acumen, considerable experience, and extensive network of industry contacts.”

About Parsley Energy, Inc.

Parsley Energy, Inc. is an independent oil and natural gas company focused on the acquisition, development, exploration, and production of unconventional oil and natural gas properties in the Permian Basin. For more information, visit Parsley’s website at www.parsleyenergy.com.

Cautionary Statements Regarding Forward Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that Parsley expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements contained in this press release specifically include statements relating to benefits of the acquisition of Jagged Peak. The words “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal” or other similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which generally are not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions and analyses made by Parsley based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although Parsley believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Parsley’s control, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the risk factors discussed or referenced in Parsley’s most recent Annual Report on Form 10-K and other filings with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made, and Parsley undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Parsley Investor Contacts:

Kyle Rhodes

Vice President - Investor Relations

or

Dan Guill

Investor Relations Analyst

ir@parsleyenergy.com

(512) 505-5199

Parsley Media and Public Affairs Contacts:

Katharine McAden

Corporate Communications Manager

or

Kate Zaykowski

Corporate Communications Specialist

media@parsleyenergy.com

(512) 220-7100

2